Related Party Transactions	3 Months Ended
Mar. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions

Note 3. Related Party Transactions

Effective April 30, 2019, the Company agreed to increase compensation to the President of the Company to $11,500 per month for management services if funds are available or to accrue such amount if funds are not available.  The agreement is verbal and can be cancelled at any time. In addition, the President of the Company advances cash to fund operations and periodically pays expenses on behalf of the Company subject to reimbursement.

Fees earned during the period are as follows:

	Three months ended March 31, 2021	Three months ended March 31, 2020

Prior period balance	$ 21,837	$ 104,623
Management fees	34,500	34,500
Management fee advances	7,060	355
Expenses paid on behalf of Company	1,600	1,529
Repayments	(43,160)	(70,094)
End of period balance	$ 21,837	$ 70,913